CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with this annual report of Advanced Pipe Fitting Technologies, Inc the "Company" on Form 10-K for the year ended October 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Guozing Liu, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

      (1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Guozing Liu
Guozing Liu
Chief Financial Officer
January 28, 2011